       THE FINANCE COMPANY OF PENNSYLVANIA
                                FOUNDED 1871
                                [SWIRL ARTWORK]

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               BOARD OF DIRECTORS
                             Charles E. Mather III

        Shaun F. O'Malley                 Jonathan D. Scott
      Herbert S. Riband, Jr.              Frank A. Wood, Jr.

                                    OFFICERS
                        Charles E. Mather III, President
                    Frank A. Wood, Jr., Secretary-Treasurer
                   Doranne H. Case, Asst. Secretary-Treasurer
                     Mary Ellen Christ, Assistant Secretary

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               February 13, 1998

TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and twenty-sixth Annual Report.

     The following is a summary of financial information for the years 1993 to 1997:

            NET           DIVIDENDS PAID        DEC. 31
         INVESTMENT     ------------------     NET ASSET
YEAR       INCOME       REGULAR     EXTRA*       VALUE
-----    ----------     -------     ------     ---------
 1993       22.14        11.00      11.09         646.40
 1994       23.05        11.00      11.99         568.74
 1995       24.80        11.00      15.73         736.90
 1996       25.65        11.00      14.67         827.81
 1997       25.22        11.00      14.33      $1,052.11

     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 1997 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     On January 30, 1998, the Company paid to the Shareholders of record on December 31, 1997, the regular quarterly dividend of $2.75 and an extra dividend of $14.33, making a total dividend of $17.08 per share. The tax law also requires that the final dividend, although paid in 1998, is taxable to the shareholders in 1997. In addition to this dividend, in 1997 the Company paid to the shareholders three regular dividends of $2.75 on March 31, June 30 and September 30, for a total of $11.00 in regular dividends.

     Common stocks constitute 83.46% of the portfolio of investments at market on December 31, 1997, compared with 80.19% one year earlier.

     Our Investment Adviser, Cooke & Bieler, Inc., is present at each of our Board Meetings and is available for consultation throughout the year.

     All of us at THE FINANCE COMPANY OF PENNSYLVANIA thank you for your continued interest and support of our company as we enter 1998.

                                                        /s/Charles E. Mather III

                                           Charles E. Mather III, President

*Includes short term capital gain of $1.97 in 1995 and $.27 in 1996.

[DELOITTE & TOUCHE LLP LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Finance Company of Pennsylvania:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Finance Company of Pennsylvania as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the condensed financial information for each of the years in the five-year period ended December 31, 1997. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the condensed financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania at December 31, 1997, the results of its operations, the changes in its net assets, and the condensed financial information for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 22, 1998

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS
INVESTMENTS-AT MARKET OR FAIR VALUE (NOTE 1):
     U.S. TREASURY NOTES (IDENTIFIED COST
        $3,897,843)...................................   $ 4,017,484
     MUTUAL FUNDS & OTHER SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $6,058,942)...............     6,080,475
     COMMON STOCKS (IDENTIFIED COST $9,248,291)
           INCLUDING AFFILIATE (NOTE 2)...............    50,930,777
                                                         -----------
                TOTAL INVESTMENTS.....................    61,028,736
CASH..................................................        25,069
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE.............       223,049
PREPAID EXPENSES......................................        17,184
OTHER ASSETS..........................................         1,350
                                                         -----------

                TOTAL.................................    61,295,388
                                                         -----------
LIABILITIES
DIVIDENDS PAYABLE (NOTE 6)............................       969,025
ACCRUED EXPENSES AND TAXES (NOTE 1)...................       962,909
                                                         -----------

                TOTAL.................................     1,931,934
                                                         -----------
NET ASSETS
NET ASSETS (WITH INVESTMENTS AT MARKET OR FAIR VALUE)
     EQUIVALENT TO $1,052.11 PER SHARE ON 56,423
     SHARES OF $10 PAR VALUE CAPITAL STOCK OUTSTANDING
     AT DECEMBER 31, 1997 (AUTHORIZED 232,000
     SHARES)..........................................   $59,363,454
                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                       U.S. TREASURY OBLIGATIONS -- 6.58%

                                                            Aggregate
                                                              Quoted
Principal                                     Identified   Market Price
 Amount                                          Cost        (Note 1)
---------                                     ----------   ------------
  900,000   U.S. TREASURY NOTES 8 7/8% DUE
                 2/15/99....................  $  900,374    $  930,656
  700,000   U.S. TREASURY NOTES 7 3/4% DUE
                 1/31/00....................     699,524       728,000
1,000,000   U.S. TREASURY NOTES 7 7/8% DUE
                 8/15/01....................   1,041,274     1,068,750
  750,000   U.S. TREASURY NOTES 6 3/8% DUE
                 8/15/02....................     758,973       768,984
  500,000   U.S. TREASURY NOTES 6 1/2% DUE
                 5/15/05....................     497,698       521,094
                                              ----------   ------------
            TOTAL GOVERNMENT SECURITIES.....   3,897,843     4,017,484
                                              ----------   ------------
                 MUTUAL FUNDS AND OTHER SHORT-TERM
                           SECURITIES -- 9.96%

  Face
 Value/
Principal
 Amount
---------
1,000,000   U.S. TREASURY NOTES 9 1/4%
                 DUE 8/15/98................  $1,000,030    $1,021,563
   26,087   TREASURY TRUST FUND.............      26,087        26,087
2,211,954   FEDERAL TRUST FUND..............   2,211,954     2,211,954
2,820,870   FED FUND........................   2,820,871     2,820,871
                                              ----------   ------------
            TOTAL...........................   6,058,942     6,080,475
                                              ----------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1997

                            COMMON STOCKS -- 83.46%

                                                            Aggregate
                                                              Quoted
 Number                                       Identified   Market Price
of Shares                                        Cost        (Note 1)
---------                                     ----------   ------------
            PETROLEUM AND MINING -- 7.03%
   32,000   EXXON CORP......................  $   91,444   $ 1,958,000
   20,000   MOBIL CORP. ....................      62,715     1,443,750
   30,000   PENN VIRGINIA CORP. ............      22,382       885,000
                                              ----------   ------------
            TOTAL...........................     176,541     4,286,750
                                              ----------   ------------
            BANKING, INSURANCE AND FINANCIAL
            HOLDING COMPANIES -- 46.20%
   19,000   MARSH & MCLENNAN, INC. .........     522,710     1,416,688
  454,000   PNC BANK CORP. .................     274,292    25,849,625
   16,000   STATE STREET CORP. .............     248,605       931,000
                                              ----------   ------------
            TOTAL...........................   1,045,609    28,197,313
                                              ----------   ------------
            MANUFACTURING AND DIVERSIFIED -- 17.52%
   16,000   AMP, INC. ......................     422,130       672,000
   12,000   BOEING CO. .....................     426,205       587,250
   19,000   CORNING INC. ...................     509,287       705,375
   29,000   DOVER CORP. ....................     261,750     1,047,625
    6,000   DOW CHEMICAL CO. ...............     116,337       609,000
   12,000   EMERSON ELECTRIC................     181,980       677,250
   28,500   GENUINE PARTS CO. ..............     469,072       967,219
   15,000   HASBRO INC. ....................     422,456       472,500
    7,000   INT'L BUSINESS MACHINES.........     363,995       732,375
    8,000   INT'L FLAVORS & FRAGRANCES......     327,606       412,000
   10,000   MINNESOTA MINING & MFG. CO. ....     170,764       820,625
   12,000   MOTOROLA .......................     634,630       686,250
   20,000   PALL CORP. .....................     474,525       413,750
   20,000   RUBBERMAID INC. ................     474,275       500,000
   30,000   SHERWIN WILLIAMS CO. ...........     481,800       832,500
    7,500   XEROX CORP. ....................     351,150       554,062
            --------------------------------  ----------   ------------
            TOTAL...........................   6,087,962    10,689,781
            --------------------------------  ----------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1997

                           COMMON STOCKS -- CONCLUDED

                                                            Aggregate
                                                              Quoted
 Number                                      Identified    Market Price
of Shares                                       Cost         (Note 1)
---------                                    -----------   ------------
            DRUGS AND PHARMACEUTICALS -- 4.47%
    7,000   BRISTOL-MYERS SQUIBB CO. ......  $   223,995   $   662,375
    8,000   JOHNSON & JOHNSON..............       88,070       527,000
    7,500   MERCK & CO. ...................      168,925       795,000
   12,000   SCHERING-PLOUGH................      177,585       745,500
                                             -----------   ------------
            TOTAL..........................      658,575     2,729,875
                                             -----------   ------------
            COMMUNICATIONS -- 1.49%
   10,000   BELL ATLANTIC CORP. ...........      178,287       910,000
                                             -----------   ------------
            FOOD/RETAIL MERCHANDISING -- 2.19%
   20,000   COCA-COLA CO. .................       23,981     1,333,750
                                             -----------   ------------
            INTERNATIONAL FUNDS -- 1.55%
   41,203   SCUDDER IN'L EQUITY INV. TR....    1,005,939       943,792
                                             -----------   ------------
            DIVERSIFIED HOLDING -- 3.01%
      732   PENNSYLVANIA WAREHOUSING AND
                 SAFE DEPOSIT COMPANY (NOTE
                 2)........................       71,399     1,839,516
                                             -----------   ------------
            TOTAL COMMON STOCKS............    9,248,291    50,930,777
                                             -----------   ------------
            TOTAL INVESTMENTS..............  $19,205,076   $61,028,736
                                             ===========   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
     INCOME:
           DIVIDENDS (INCLUDING DIVIDENDS FROM
                AFFILIATE -- NOTE 2)....................    $ 1,455,709
           INTEREST.....................................        404,221
                                                            -----------
                TOTAL...................................      1,859,930
     EXPENSES:
           COMPENSATION...................   $   108,450
           TAXES OTHER THAN INCOME
             TAXES........................        23,306
           DIRECTORS' FEES (NOTE 5).......        41,500
           INVESTMENT ADVISORY FEES
             (NOTE 5).....................       119,670
           LEGAL..........................         4,745
           AUDITING & ACCOUNTING..........        44,975
           CUSTODIAN......................        15,730
           INSURANCE......................        21,023
           OTHER OFFICE AND
             ADMINISTRATIVE...............        36,560
                                             -----------
                TOTAL...................................        415,959
                                                            -----------
     NET INVESTMENT INCOME..............................      1,443,971
                                                            -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3):
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS
           (EXCLUDING SHORT-TERM
             INVESTMENTS):
           PROCEEDS FROM SALES............   $ 6,050,627
           COST OF SECURITIES SOLD........     3,371,911
                                             -----------
                NET REALIZED GAIN.......................      2,678,716
     UNREALIZED APPRECIATION OF
        INVESTMENTS:
           AT JANUARY 1, 1997.............    30,791,626
           AT DECEMBER 31, 1997...........    41,823,661
                                             -----------
     INCREASE IN NET UNREALIZED APPRECIATION............     11,032,034
                                                            -----------
NET GAIN ON INVESTMENTS.................................     15,154,721
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS
  (NOTE 1)..............................................       (929,093)
                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $14,225,628
                                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                1997           1996
                                             -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
     NET INVESTMENT INCOME................   $ 1,443,971    $ 1,470,623
     NET REALIZED GAIN ON INVESTMENTS.....     2,678,716      1,823,302
     INCREASE IN NET UNREALIZED
        APPRECIATION ON INVESTMENTS.......    11,032,034      4,072,102
     CAPITAL GAINS TAX PAYABLE ON BEHALF
        OF SHAREHOLDERS (NOTE 1)..........      (929,093)      (631,197)
                                             -----------    -----------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS...................    14,225,628      6,734,830
     UNDISTRIBUTED INVESTMENT INCOME
        INCLUDED IN PRICE OF SHARES
        REDEEMED..........................       (10,922)        (2,860)
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS INCLUDED IN PRICE OF
        SHARES REDEEMED...................       (24,166)        (4,509)
     DIVIDENDS TO SHAREHOLDERS FROM NET
        INVESTMENT INCOME.................    (1,433,374)    (1,482,730)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
        INVESTMENT INCOME AND NET REALIZED
        GAIN FROM SECURITY TRANSACTIONS)
        (NOTE 1):
           COST OF SHARES OF CAPITAL STOCK
             REDEEMED.....................    (1,163,998)      (181,342)
                                             -----------    -----------
     TOTAL INCREASE IN NET ASSETS.........    11,593,168      5,063,389
NET ASSETS:
     BEGINNING OF YEAR....................    47,770,286     42,706,897
                                             -----------    -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
        NET INVESTMENT LOSS OF ($269,456)
        AND ($269,130) RESPECTIVELY]......   $59,363,454    $47,770,286
                                             ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                 Number         Aggregate
                                                of Shares         amount
                                                ---------       ----------
Shares redeemed:
     Year Ended December 31, 1997.............    1,284         $1,199,086
     Year Ended December 31, 1996.............      248         $ 188,711

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Portfolio Valuation
     Investments are valued using published bid quotes as of December 31, 1997. Costs used to determine realized gain or loss from securities transactions are those of the specific securities sold. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register said shares under the Securities Act of 1933 prior to their sale.

                                                                         For the
                                                                       year ended
                                      December 31, 1997               December 31,
                            -------------------------------------         1997
                            Percent     Identified        Fair          Dividend
Shares                       Owned         Cost          Value           Income
-------                     -------     ----------     ----------     -------------
732        Pennsylvania
           Warehousing
           and Safe
           Deposit
           Company          16.92%       $ 71,399      $1,839,516        $87,108
                            =======     =========      ==========     ===============

3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold (excluding U.S. Government short-term securities) for the year ended December 31, 1997 were:

                               Historical                         Cost of
                                 Cost of      Proceeds from     Securities
                               Investments      Sales and        Sold and
                                Purchased      Maturities         Matured
                               -----------    -------------    -------------
Common stocks...............   $ 2,343,843     $ 5,550,627      $  2,871,911
U.S. Treasury Notes.........       946,406         500,000           500,000
Mutual funds and other
  short-term securities.....     7,819,025       5,948,934         5,948,934
                               -----------    -------------    -------------
     Total..................   $11,592,274     $11,999,561      $  9,320,845
                               ===========    ==============      ==========

4. LEASE
     The Company rents office space under a lease expiring in April 1998. The lessor Company's President also serves on the Board of Directors of the Company. Minimum annual rental for this space is $5,100.

5. OTHER INFORMATION FOR THE YEAR ENDED
   DECEMBER 31, 1997
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $108,450.

     Investment advisory fees payable monthly to Cooke & Bieler, Inc., are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%.

6. SUBSEQUENT EVENT
     A dividend from net investment income of $963,705 was declared on December 10, 1997 payable at $17.08 per share on January 30, 1998 to shareholders of record on December 31, 1997.

                        CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

                                            Year Ended December 31
                               1997        1996       1995       1994       1993
                             -----------------------------------------------------
----------------------------------------------------------------------------------
Investment income.........   $   32.49    $ 32.33    $ 30.77    $ 28.64    $ 27.52
Expenses..................        7.27       6.68       5.97       5.59       5.38
                             ---------    -------    -------    -------    -------
Net investment income.....       25.22      25.65      24.80      23.05      22.14
Dividends from net
  investment
  income..................      (25.33)    (25.67)    (26.73)    (22.99)    (22.09)
Net realized gain (loss)
  and increase (decrease)
  in unrealized
  appreciation............      224.41      90.93     170.09     (77.72)     13.19
                             ---------    -------    -------    -------    -------
Net increase (decrease) in
  net asset value.........      224.30      90.91     168.16     (77.66)     13.24
Net asset value:
  Beginning of year.......      827.81     736.90     568.74     646.40     633.16
                             ---------    -------    -------    -------    -------
  End of year.............   $1,052.11    $827.81    $736.90    $568.74    $646.40
                             =========    =======    =======    =======    =======
Annual ratio of expenses
  to average net assets...        0.78%      0.86%      0.89%      0.89%      0.81%
Annual ratio of net
  investment income to
  average net assets......        2.68%      3.32%      3.72%      3.68%      3.34%
Annual portfolio turnover
  rate....................       10.44%      5.29%      4.67%      9.17%      9.16%
Number of shares
  outstanding at end of
  period
  (in thousands)..........          56         58         58        .59         60

                       See Notes to Financial Statements

                    CHANGES IN THE PORTFOLIO OF INVESTMENTS
                     (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997

                                   PURCHASES

                                             Changes        Balance
                                              During      December 31,
                                            the Period        1997
                                            ----------    ------------
                                                 Number of Shares
                                            --------------------------
Boeing Co................................      7,000          12,000
Corning Inc..............................      2,000          19,000
Fluor Corp...............................      8,000             -0-
Motorola.................................      2,000          12,000

                                     SALES

                                                 Number of Shares
                                            --------------------------
Bristol-Myers Squibb Co..................      9,000           7,000
Fluor Corp...............................     15,000             -0-
PNC Bank Corp............................     10,000         454,000
Schering-Plough..........................      8,000          12,000
State Street Corp........................      8,000          16,000

                                  STOCK SPLITS

                                                 Number of Shares
                                            --------------------------
Dover Corp...............................     14,500          29,000
Marsh & McLennan.........................      9,500          19,000
Penn Virginia Corp.......................     15,000          30,000